Partners' Capital and Distributions	12 Months Ended
Dec. 31, 2012
Partners’ Capital and Distributions [Abstract]
Partners' Capital and Distributions
Partners’ Capital and Distributions
Equity Distribution Agreement. In June 2012, the Partnership entered into an Equity Distribution Agreement with Citi under which the Partnership may offer and sell common units, representing limited partner interests, having an aggregate offering price of up to $200 million, from time to time through Citi, as sales agent for the Partnership. Sales of these units, if any, made from time to time under the Equity Distribution Agreement will be made by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices, in block transactions, or as otherwise agreed upon by the Partnership and Citi. The Partnership may also sell common units to Citi as principal for its own account at a price agreed upon at the time of sale. Any sale of common units to Citi as principal would be pursuant to the terms of a separate agreement between the Partnership and Citi. The Partnership intends to use the net proceeds from the sale of these units for general partnership purposes. As of December 31, 2012 and June 30, 2013, the Partnership received net proceeds of $15 million and $128 million, respectively, from units issued pursuant to this Equity Distribution Agreement.
Public Common Unit Offerings. In April 2013, the Partnership issued 31,372,419 and 6,274,483 common and Class F common units to Southern Union as a part of the SUGS Acquisition. In March 2012, the Partnership issued 12,650,000 common units representing limited partner interests in a public offering at a price of $24.47 per common unit, resulting in net proceeds of $297 million. In May 2012, the Partnership used the net proceeds from this offering to redeem 35%, or $88 million, in aggregate principal amounts of its outstanding senior notes due 2016; pay related premium, expenses and accrued interest; and repay outstanding borrowings under the revolving credit facility.
In October 2011, the Partnership issued 11,500,000 common units representing limited partnership interests in a public offering at a price of $20.92 per common unit, resulting in net proceeds of $232 million which were used to repay outstanding borrowings under the revolving credit facility. In August 2010, the Partnership sold 17,537,500 common units and received $408 million in proceeds, inclusive of the General Partner’s proportionate capital contribution.
Private Common Unit Offerings. In May 2011, the Partnership sold 8,500,001 common units representing limited partnership interests resulting in net proceeds of $204 million, to partially fund its capital contribution to Lone Star. These units were issued in a private placement conducted in accordance with the exemption from the registration requirements of the Securities Act of 1933, as amended, under section 4(2) thereof. These units were subsequently registered with the SEC.
In May 2010, the Partnership issued 26,266,791 common units, valued at $584 million, to ETE, to purchase a 49.9% interest in MEP. These units were issued in a private placement conducted in accordance with the exemption from the registration requirements of the Securities Act of 1933, as amended, under Section 4(2) thereof. Subsequently, ETE contributed $12 million as the General Partner’s proportionate capital.
Predecessor Equity. Predecessor equity included on the consolidated statement of partners' capital and noncontrolling interest represents SUGS member's capital prior to the acquisition date (April 30, 2013).
Noncontrolling Interest. The Partnership operates ELG, a gas gathering joint venture in south Texas in which other third party companies own a 40% interest, which is reflected on the balance sheet as noncontrolling interest.
Distributions. The partnership agreement requires the distribution of all of the Partnership’s Available Cash (defined below) within 45 days after the end of each quarter to unitholders of record on the applicable record date, as determined by the General Partner.
Available Cash. Available Cash, for any quarter, generally consists of all cash and cash equivalents on hand at the end of that quarter less the amount of cash reserves established by the general partner to: (i) provide for the proper conduct of the Partnership’s business; (ii) comply with applicable law, any debt instruments or other agreements; or (iii) provide funds for distributions to the unitholders and to the General Partner for any one or more of the next four quarters and plus, all cash on hand on that date of determination of available cash for the quarter resulting from working capital borrowings made after the end of the quarter for which the determination is being made.
General Partner Interest and Incentive Distribution Rights. The General Partner is entitled to its proportionate share of all quarterly distributions that the Partnership makes prior to its liquidation. The General Partner has the right, but not the obligation, to contribute a proportionate amount of capital to the Partnership to maintain its current general partner interest. The General Partner’s initial 2% interest in these distributions has been reduced since the Partnership has issued additional units and the General Partner has not contributed a proportionate amount of capital to the Partnership to maintain its General Partner interest. The General Partnership ownership interest as of December 31, 2012 was 1.6%. This General Partner interest is represented by 2,798,872 equivalent units as of December 31, 2012.
The IDRs held by the General Partner entitle it to receive an increasing share of Available Cash when pre-defined distribution targets are achieved. The General Partner’s IDRs are not reduced if the Partnership issues additional units in the future and the general partner does not contribute a proportionate amount of capital to the Partnership to maintain its general partner interest.
Distributions. The Partnership made the following cash distributions per unit during the years ended December 31, 2012 and 2011:

Distribution Date	Cash Distribution (per common unit)
November 14, 2012	$0.460
August 14, 2012	0.460
May 14, 2012	0.460
February 13, 2012	0.460

November 14, 2011	0.455
August 12, 2011	0.450
May 13, 2011	0.445
February 14, 2011	0.445

Following are distributions declared by the Partnership subsequent to December 31, 2012:

Quarter Ended	Record Date	Payment Date	Cash Distributions (per common unit)
December 31, 2012	February 7, 2013	February 14, 2013	$0.46
March 31, 2013	May 6, 2013	May 13, 2013	$0.46
June 30, 2013	August 5, 2013	August 14, 2013	$0.465